UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period:   1/31/12

Item 1.  Reports to Stockholders.

AUTOPILOT MANAGED GROWTH FUND™

SEMI-ANNUAL REPORT

January 31, 2012

CUSIP 66537T844

Ticker Symbol

Investor Shares – AUTOX

Class C Shares - AUTCX

1-866-828-8674

www.autopilotfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Autopilot Managed Growth Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Autopilot Managed Growth FundTM

Manager’s Letter – January  2012

Dear Fellow Shareholders,

The last half of 2011 produced one of the most volatile markets investors have seen in recent years. European leaders desperately tried to find solutions to stimulate the Greek economy and at the same time save the Euro. It seemed to have worked, but for only a short time. By the end of October they were increasing the bailout fund to insure a long term solution. During this time, Congress passed a new debt ceiling deal but, unfortunately, the Standard and Poors saw it as too little too late and took the unprecedented move to downgrade the U.S. triple A rating to AA+. The S&P 500 dropped over 11% on the days following the announcement. The year ended with the UK unemployment rate at a 17 year high, Italian bond interest rates rose above 7%, and tension between U.S. and China over international trade as Beijing imposed additional duties on cars imported from the United States. Needless to say, the domestic and international news made it a challenging market for the Multi-Alternative category.

Standard and Poors took the unprecedented move to downgrade the US triple A rating to AA+.

For the six months ended January 31st Autopilot Managed Growth Fund Investor Class declined 4.9% while the Benchmark S&P 500 had positive returns of 1.56%.

Market Environment

The economic data shows that the U.S. economy is picking up steam. The end of 2011 saw joblessness decline and the unemployment rate decrease to 8.5%. Notably, private sector employers added more than 1.9 million jobs during 2011 with most sectors posting net gains for the year. The greatest gains were seen in the professional and business service sectors as well as education and health services, followed by manufacturing and retail trade. Although improving, we still have over 13 million people actively looking for work and several million on the sidelines.

Construction is on an upward trend and has seen growth in the last 5 months of this reporting period. For the first time in five years, we are seeing increases in private construction spending albeit small, at 0.7 percent. However, this is much better than the double digit declines in the last 4 years.

Retail sales for 2011 increased 7.7 percent over 2010, and, excluding automobiles, full 2011 retail sales grew 7.3 percent. In addition, personal income ended the year on a positive note, increasing 0.5 percent. Real GDP rose 2.9 percent in the fourth quarter of 2011, up from 1.8 percent in the third quarter. Real GDP for 2011 overall grew 1.7 percent. The increase in real GDP reflected growth across several key economic sectors. Real exports of goods and services increased 4.7 percent in the fourth quarter, the same increase as in the third.

Autopilot Managed Growth FundTM

Manager’s Letter – January  2012

The markets experienced a relief rally off of the November lows, in hopes that the euro zone had contained the probability of a disorderly default by Greece. The rally continued through the reporting period, but not without its usual low volume and high volatility.

Portfolio Strategy Review

One of the Fund’s best performing stocks was EXchip (EZCH).  EXchip is an Israel based semiconductor company, which is in the development and marketing of Ethernet network processors for networking equipment. Its products include network processor chips, evaluation boards and network-processor based systems, and development software toolkits. The company offers network processors for use in forming the silicon core of networking equipment, such as switches and routers and for voice, video and data integration in various applications. During the holding period EZ Chip reported a record-beating quarter of $0.33 per share, which included a 54% net income margin, and propelled the stock to almost 30% gains in a three month time period.

Another outperformer that the Fund held was Perrigo (PRGO). Perrigo is based in Allegan, Michigan. The company develops, manufactures, and distributes over-the-counter and generic prescriptionpharmaceuticals, infant formulas, nutritional products, and active pharmaceutical ingredients   worldwide. The company reported Q4 results in August of $1.02 per share $.77 y/y most of this was due to increased sales volume across product lines, but got extra gains also resulted from the positive impact of foreign exchange rates. Adjusted operating margins remained constant at 17.9%.

Detractors from portfolio gains were Netflix (NFLX) and Focus Media Holding Limited (FMCN). Netflix, Inc. provides Internet subscription services for TV shows and movies in the United States and internationally. The company allows its subscribers to watch unlimited TV shows and movies streamed over the Internet to their TVs, computers, and mobile devices. It also provides standard definition DVDs and blue-ray discs to its subscribers. In July, the company raised its prices as much as 60% and decided to split its streaming and DVD rental services.  The result was the loss of over 800,000 customers and a subsequent stock decline of over 70%.

Focus Media Holding Limited (FMCN), a multi-platform digital media company, operates liquid crystal display (LCD) network using audiovisual digital displays in China. The company sells out-of-home television advertising time slots on its network of flat-panel television advertising displays located in high traffic areas, such as commercial locations, as well as an in-store network. The company experienced a substantial decline due to allegations of fraudulently overstating the number of screens in its LCD network. The investigation is still ongoing.

Autopilot Managed Growth FundTM

Manager’s Letter – January  2012

The Fund experienced challenges mainly due to the volatility of the market related to macro events. The indicators that drive the Fund on a macro level indicated that a defensive posture was approriate.

The market remained negative throughout the period with the exception of a beginning year rally that took the indices positive for the period reported.  While we would like to have participated in the advancing market, our model dictated that we protect client capital.

In Closing

As the market volatility continues and the macro news remains constant, we will continue to use our discipline to search out opportunities. In doing so, we hope to provide protection and value to our shareholders. Thank you for your continued investment.

Dave Lucca and John Rhoads

Portfolio Managers

 0309-NLD-2/23/2012

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2012
	Shares	Value
EXCHANGE TRADED FUNDS - 30.1%
DEBT FUNDS - 30.1%
iShares Barclays Aggregate Bond Fund	11,836	$ 1,314,388
iShares iBoxx $ High Yield Corporate Bond Fund	15,703	1,424,890
TOTAL EXCHANGE TRADED FUNDS (Cost - $2,700,675)		2,739,278

SHORT-TERM INVESTMENTS - 68.3%
MONEY MARKET FUND - 68.3%
Goldman Sachs Financial Square Funds - Prime Obligations Fund - 0.01%+	6,213,406	6,213,406
TOTAL SHORT-TERM INVESTMENTS (Cost - $6,213,406)

TOTAL INVESTMENTS - 98.4% (Cost - $8,914,081)(a)		$ 8,952,684
OTHER ASSETS LESS LIABILITIES - 1.6%		141,295
NET ASSETS - 100.0%		$ 9,093,979

+ Money market fund; interest rate reflects seven-day effective yield on January 31, 2012.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation of securities as follows:

	Unrealized Appreciation:	$ 38,603
	Unrealized Depreciation:	-
	Net Unrealized Appreciation:	$ 38,603

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2012

Assets:
Investments in Securities at Value (identified cost $8,914,081)	$ 8,952,684
Deposits with Broker	171,179
Due from Investment Adviser	2,120
Dividends and Interest Receivable	968
Prepaid Expenses and Other Assets	5,310
Total Assets	9,132,261

Liabilities:
Accrued Distribution Fees	1,979
Payables to Other Affiliates	10,461
Accrued Expenses and Other Liabilities	25,842
Total Liabilities	38,282

Net Assets	$ 9,093,979

Net Asset Value, Offering and Redemption Price Per Share
Investor Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 1,280,672 shares outstanding)	$ 9,089,870
Net Asset Value ($9,089,870/1,280,672 shares outstanding)	$ 7.10

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 591 shares outstanding)	$ 4,109
Net Asset Value ($4,109/591 shares outstanding)	$ 6.95

Composition of Net Assets:
At January 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 18,926,523
Undistributed Net Investment Loss	(125,013)
Accumulated Net Realized Loss From Security Transactions and Futures Contracts	(9,768,743)
Net Unrealized Appreciation on Investments and Futures Contracts	61,212
Net Assets	$ 9,093,979

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended January 31, 2012

Investment Income:
Dividend Income (net of $2,456 foreign withholding taxes)	$ 103,159
Interest Income	564
Total Investment Income	103,723

Expenses:
Investment Advisory Fees	153,260
Distribution Fees:
Investor Class	25,538
Class C	21
Administration Fees	20,165
Fund Accounting Fees	17,644
Transfer Agent Fees	17,140
Registration & Filing Fees	15,123
Audit Fees	8,319
Chief Compliance Officer Fees	7,562
Legal Fees	7,058
Printing Expense	7,058
Custody Fees	5,546
Trustees' Fees	3,025
Insurance Expense	504
Miscellaneous Expenses	1,764
Total Expenses	289,727
Less: Fees Waived by Adviser	(60,991)
Net Expenses	228,736
Net Investment Loss	(125,013)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Security Transactions	(830,621)
Futures Contracts	1,431,113
600,492
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,526,683)
Future Contracts	(123,740)
(1,650,423)

Net Realized and Unrealized Loss on Investments	(1,049,931)

Net Decrease in Net Assets Resulting From Operations	$ (1,174,944)

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	January 31, 2012	July 31, 2011
	(Unaudited)
Operations:
Net Investment Loss	$ (125,013)	$ (249,195)
Net Realized Gain (Loss) on Security Transactions and Future Contracts	600,492	(624,015)
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	(1,650,423)	1,703,441
Net Increase (Decrease) in Net Assets
Resulting From Operations	(1,174,944)	830,231

Beneficial Interest Transactions:
Investor Class:
Proceeds from Shares Issued (522,529 and 1,829,266 shares,
respectively)	3,793,169	13,778,263
Cost of Shares Redeemed (2,391,915 and 1,787,686 shares, respectively)	(17,061,854)	(13,518,264)
Net increase (decrease) in net assets from Investor Class Shares of
beneficial interest	(13,268,685)	259,999

Class C Shares:
Cost of Shares Redeemed (0 and 1,811 shares, respectively)	-	(14,049)
Net increase (decrease) in net assets from Class C Shares of
beneficial interest	-	(14,049)

Increase (Decrease) in Net Assets	(14,443,629)	1,076,181

Net Assets:
Beginning of Period	23,537,608	22,461,427
End of Period (including undistributed net investment
loss of $125,013 and $0, respectively)	$ 9,093,979	$ 23,537,608

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Investor Class
	For the Six		For the Year	For the Year	For the Year	For the Year	September 21, 2006*
	Months Ended		Ended	Ended	Ended	Ended	through
	January 31, 2012		July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008	July 31, 2007
	(Unaudited)
Net Asset Value, Beginning of Period	$ 7.47		$ 7.22	$ 7.95	$ 11.98	$ 11.24	$ 10.00
Gain (Loss) From Operations:
Net investment loss (a)	(0.04)		(0.08)	(0.12)	(0.12)	(0.08)	(0.01)
Net gain (loss) from securities
(both realized and unrealized)	(0.33)		0.33	(0.57)	(2.29)	1.30	1.27
Total from operations	(0.37)		0.25	(0.69)	(2.41)	1.22	1.26
Distributions to shareholders from:
Net investment income	-		-	-	-	-	(0.02)
Net realized gains	-		-	(0.04)	(1.62)	(0.48)	-
Total distributions	-		-	(0.04)	(1.62)	(0.48)	(0.02)

Net Asset Value, End of Period	$ 7.10		$ 7.47	$ 7.22	$ 7.95	$ 11.98	$ 11.24

Total Return (b)	(4.95)%	(d)	3.46%	(8.77)%	(21.03)%	10.65%	12.61%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,090		$ 23,533	$ 22,444	$ 28,358	$ 34,291	$ 9,694
Ratio of expenses to average net assets(e),
before reimbursement	2.84%	(c)	2.60%	2.68%	2.50%	2.61%	3.56%	(c)
net of reimbursement	2.24%	(c)	2.24%	2.24%	2.24%	2.25%	2.25%	(c)
Ratio of net investment loss
to average net assets(f)	(1.22)%	(c)	(1.04)%	(1.57)%	(1.31)%	(0.63)%	(0.07)%	(c)
Portfolio turnover rate	157%	(d)	182%	427%	380%	260%	182%	(d)

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	For the Six		For the Year	For the Year	February 2, 2009*
	Months Ended		Ended	Ended	through
	January 31, 2012		July 31, 2011	July 31, 2010	July 31, 2009
	(Unaudited)
Net Asset Value, Beginning of Period	$ 7.34		$ 7.15	$ 7.93	$ 8.39
Gain (Loss) From Operations:
Net investment loss (a)	(0.07)		(0.12)	(0.17)	(0.09)
Net gain (loss) from securities
(both realized and unrealized)	(0.32)		0.31	(0.57)	(0.37)
Total from operations	(0.39)		0.19	(0.74)	(0.46)
Distributions to shareholders from:
Net realized gains	-		-	(0.04)	-
Total distributions	-		-	(0.04)	-

Net Asset Value, End of Period	$ 6.95		$ 7.34	$ 7.15	$ 7.93

Total Return (b)	(5.31)%	(d)	2.66%	(9.43)%	(5.48)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4		$ 4	$ 17	$ 19
Ratio of expenses to average net assets(e),
before reimbursement	3.79%	(c)	3.35%	3.43%	3.25%	(c)
net of reimbursement	2.99%	(c)	2.99%	2.99%	2.99%	(c)
Ratio of net investment loss to average net assets(f)	(2.09)%	(c)	(1.79)%	(2.32)%	(2.37)%	(c)
Portfolio turnover rate	157%	(d)	182%	427%	380%	(d)

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

January 31, 2012

1.

ORGANIZATION

Autopilot Managed Growth Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Class C.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  The primary investment objective of the Fund is capital appreciation.  The Fund commenced operations on September 21, 2006.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

January 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchanged Traded Funds	$ 2,739,278	$ -	$ -	$ 2,739,278
Short-Term Investments	6,213,406	-	-	6,213,406
Total	$ 8,952,684	$ -	$ -	$ 8,952,684

The Fund did not hold any Level 3 securities during the period.

There were no transfers in to and out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Derivatives Disclosure – There were no Derivative Instruments held by the Fund as of January 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six months ended January 31, 2012:

Change in
Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Futures Contracts	on Futures Contracts
Equity contracts	Net realized gain (loss) on investments and futures contracts	$ 1,431,113	$ (123,740)

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.  The amount of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.  The Fund did not have any open option positions at January 31, 2012 and the Fund did not hold any options throughout the period.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

January 31, 2012

makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Rhoads Lucca Capital Partners, LP (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the six months ended January 31, 2012, the Adviser earned advisory fees of $153,260.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until November 30, 2012, so that the total annual operating expenses of the Fund do not exceed 2.24% and 2.99% of the average daily net assets of Investor Class and Class C shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  During the six months ended January 31, 2012, the Adviser waived and reimbursed fees of $60,991.  Cumulative expenses subject to recapture by the Adviser amounted to $244,913 at January 31, 2012, and will expire on July 31 of the years indicated below:

2012	2013	2014
$63,520	$96,799	$84,594

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

January 31, 2012

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Investor shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the six months ended January 31, 2012, the Fund incurred distribution fees of $25,538 and $21 for Investor shares and Class C shares, respectively.

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund also pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended January 31, 2012, amounted to $14,010,770 and $30,609,337, respectively.

5.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Goldman Sachs Financial Square Prime Obligations Fund.   The Fund may redeem its investment from the Goldman Sachs Financial Square Prime Obligations Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Goldman Sachs Financial Square Prime Obligations Fund. The financial statements of the Goldman Sachs Financial Square Prime Obligations Fund, a series of the Goldman Sachs Trust, including the portfolio of investments, are included in the Goldman Sachs Financial Square Prime Obligations Fund’s N-CSR filing dated October 28, 2011, available at www.sec.gov or can be found at www.goldmansachs.com and should be read in conjunction with the Fund’s financial statements.  As of January 31, 2012, the percentage of net assets invested in the Goldman Sachs Financial Square Prime Obligations Fund was 68.3%.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ -
Long-Term Capital Gain	-	98,631
	$ -	$ 98,631

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed			Unrealized	Total
Ordinary	Long-Term	Capital Loss	Post October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (9,432,845)	$ (800,838)	$ 1,576,083	$ (8,657,600)

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

January 31, 2012

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions and the mark-to-market on open futures contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $800,838 of such capital losses.

At July 31, 2011, the Fund had $9,432,845 of capital loss carry forwards for federal income tax purposes available to offset future capital gains expiring as follows:

Expiring	Expiring
July 31, 2018	July 31, 2019
$ 8,956,244	$ 476,601

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for real estate investment trusts, passive foreign investment companies, partnerships and return of capital distributions, resulted in reclassifications for the period ended July 31, 2011 as follows: a decrease in paid-in capital of $169,129; a decrease in accumulated net investment losses of $249,009; and an increase in accumulated net realized loss from security transactions of $79,873.

7.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standard Board “FASB” issued Accounting Standard Update “ASU” No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Autopilot Managed Growth Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/1/11)	Ending Account Value (1/31/12)	Expense Ratio	Expenses Paid During the Period* (8/1/11 to 1/31/12)
Actual
Investor Class	$1,000.00	$ 950.50	2.24%	$10.98
Class C	$1,000.00	$ 946.90	2.99%	$10.96
Hypothetical (5% return before expenses)
Investor Class	$1,000.00	$1,013.88	2.24%	$11.34
Class C	$1,000.00	$1,010.10	2.99%	$11.32

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ended January 31, 2012).

PORTFOLIO COMPOSITION* (Unaudited)

Short-Term Investments	69.4%
Exchange Traded Funds	30.6%
100.0%

*Based on Portfolio Market Value as of January 31, 2012.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on June 22, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Rhoads Lucca Capital Partners, L.P(“RL” or the “Advisor”) and the Trust, on behalf of Autopilot Managed Growth Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser and (d) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of RL’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed RL’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of RL’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and the renewal of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Rhoads Lucca Capital Partners, LP

14911 Quorum Drive, Suite 380

Dallas, TX 75254

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68197

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-828-8674 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-828-8674.

Investor Information: 1-866-828-8674

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/12/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/12/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/12/12